SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event repor   15-Apr-02
Asset Backed Securities Corporation
Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300-04          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

     On March 27, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report date15-Apr-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                 Date:
                 Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated     15-Apr-02


Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date     15-Apr-02

DISTRIBUTION SUMMARY

                     Beginning
        Original Current Principal
ClassFace Value         Amount
A-1   35,243,000    35,243,000
A-2   24,362,000    24,362,000
A-3   14,300,000    14,300,000
A-4   23,295,000    23,295,000
M-1   11,475,000    11,475,000
M-2   10,800,000    10,800,000
B-1   10,125,000    10,125,000
X    135,002,848   135,002,848


                 Current Period                 Accrued
      Principal   Pass-Through                 Interest
ClassDistribution         Rate              Distributed (1)
A-1    1,162,797       2.14000%                  39,805
A-2            0       5.22000%                 105,975
A-3            0       6.17000%                  73,526
A-4            0       7.17000%                 139,188
M-1            0       7.87000%                  75,257
M-2            0       8.85000%                  79,650
B-1            0       9.50000%                  80,156
X              0       0.00000%                       0








                  Certificate       Ending
     Realized Los     Interest Current Prin
       Principal    Shortfall       Amount
Class
  A-1          0             0   34,080,203
  A-2          0             0   24,362,000
  A-3          0             0   14,300,000
  A-4          0             0   23,295,000
  M-1          0             0   11,475,000
  M-2          0             0   10,800,000
  B-1          0             0   10,125,000
    X          0             0  134,329,938



AMOUNTS PER $1,000 UNIT
                                                               Ending
                          Prin          Int    Realized     Curr Prin
ClassCusip        Distribution Distribution        Loss        Amount
A-1  68619AAL1     32.99370967   1.12944443  0.00000000  967.00629033
A-2  68619AAM9      0.00000000   4.35000000  0.00000000 1000.00000000
A-3  68619AAN7      0.00000000   5.14166643  0.00000000 1000.00000000
A-4  68619AAP2      0.00000000   5.97500021  0.00000000 1000.00000000
M-1  68619AAQ0      0.00000000   6.55833377  0.00000000 1000.00000000
M-2  68619AAR8      0.00000000   7.37500000  0.00000000 1000.00000000
B-1  68619AAS6      0.00000000   7.91666667  0.00000000 1000.00000000
X    BCC06P3B1      0.00000000   0.00000000  0.00000000  995.01558715

                        Unpaid       Unpaid
                 Int. ShortfallInt. Shortfal     Unpaid
         Accrued        Amount       Amount Prin Shortfall
        Interest   Distributed    Remaining      Amount
A-1       39,805             0            0           0
A-2      105,975             0            0           0
A-3       73,526             0            0           0
A-4      139,188             0            0           0
M-1       75,257             0            0           0
M-2       79,650             0            0           0
B         80,156             0            0           0



Collateral Beginning Balance    135,002,848
Scheduled Principal Collected       154,992
Principal Prepayments               517,918
Liquidation Proceeds                      0
Realized Loss of Principal                0             Ending Count
Collateral Ending Balance       134,329,938                      3278


                        Current         Next
                     Percentage   Percentage
Class A                 100.00%      100.00%
Class M-1                 0.00%        0.00%
Class M-2                 0.00%        0.00%
Class B                   0.00%        0.00%


Pool Factor              99.10%


                                                   Count       Balance
Repossd. Contracts Purch. during Due Period           0             0
Cumulative Repossessed Contracts Purchased            0             0
Contracts Repossessed during Due Period               1        53,178

Weighted Average Net Contract R     10.6304%


                                            Interest Deficiency
                 Distribution Test                Amount
Class M-1        No Distrib. Required                 0
Class M-2        No Distrib. Required                 0
Class B          No Distrib. Required                 0



Targeted Overcollateralization Amount         9,450,199
Overcollateralization Amount                  5,892,735
Overcollateralization Deficiency Amount       3,557,464
Overcollateralization Release Amount                  0



Additional Principal Distribution Amount             489,887



Current Realized Losses                   0
Cumulative Realized Losses                0


                               Adjusted Principal                Class
                                     Balance            Principal Balance
Class M-1                            11,475,000                   11,475,000
Class M-2                            10,800,000                   10,800,000
Class B                              10,125,000                   10,125,000
* Balance Not Including Liquidation Loss




1 Month Delinquen2 Months Delinquent *      3+ Months Delinquent *
    #     Balance             #      Balance           #       Balance
  14     686,846             0            0           0             0
 0.4%        0.5%          0.0%         0.0%        0.0%          0.0%

REO              Modifications              Specially Serviced
    #     Balance             #      Balance           #       Balance
    1    53178.17            14    625901.35           0             0
 0.0%        0.0%          0.4%         0.5%        0.0%          0.0%

Foreclosure
    #     Balance
   0           0
 0.0%        0.0%

Bankruptcy
    #     Balance
    0           0
 0.0%        0.0%

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A


                        By: /s/ David Knox
                        Name: David Knox
                        Title:  Trust Administrator
                        Bank One, NA